SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS(registered trademark)' MAY 27, 2000 PROSPECTUS

The following information supplements the information found under the heading "Principal Investment Risks" for each Freedom Fund in the "Investment Summary" section beginning on page 8.

(small solid bullet) TECHNOLOGY INDUSTRY CONCENTRATION. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section beginning on page 13.

The combined total expense ratios of each Freedom Fund (calculated as a percentage of average net assets) are as follows:

                Combined total expense ratio Combined total expense ratio after expense reimbursements before expense
                and expense reductions for    reimbursements and expense
                each Freedom Fund and the     reductions for each Freedom
                underlying Fidelity funds     Fund and the underlying
                                              Fidelity funds

Freedom Income  0.64%                         0.68%

Freedom 2000    0.70%                         0.74%

Freedom 2010    0.76%                         0.81%

Freedom 2020    0.79%                         0.84%

Freedom 2030    0.81%                         0.86%

The following information supplements the information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 23 for Fidelity OTC Portfolio.

FMR will invest more than 25% of the fund's total assets in the technology sector.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

The following information supplements the information found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page 28.

INDUSTRY CONCENTRATION. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of related industries could react similarly to these or other developments.

The TECHNOLOGY industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

SUPPLEMENT TO THE
FIDELITY FREEDOM FUNDS(registered trademark)
MAY 27, 2000
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

In accordance with each Freedom Fund's investment program as set forth in the prospectus, a Freedom Fund may invest more than 25% of its assets in any one underlying Fidelity fund. However, each of the underlying Fidelity funds in which a Freedom Fund may invest (other than Fidelity Money Market Trust: Retirement Money Market Portfolio and Fidelity OTC Portfolio) will not concentrate more than 25% of its total assets in any one industry, except that Fidelity Money Market
Trust: Retirement Money Market Portfolio will invest more than 25% of its total assets in the financial services industry and Fidelity OTC Portfolio will invest more than 25% of its total assets in the technology industry.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 38.

MATTHEW N. KARSTETTER (38), is Deputy Treasurer of Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2030 Fund, and Fidelity Freedom Income Fund (1998). He also serves as Deputy Treasurer of other Fidelity funds (1998) and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).